UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 5, 2007
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Inverness Medical Innovations, Inc. (the “Company”), is filing this Current Report on Form 8-K to provide certain pro forma financial information relating to the Company’s pending acquisition of Cholestech Corporation (“Cholestech”), which the Company considers to be probable.
     The Company previously provided audited financial statements and unaudited pro forma financial information relating to the Company’s acquisition of Cholestech in its current report on Form 8-K dated July 20, 2007, filed with the SEC on July 20, 2007.
Item 8.01 Other Events
Item 9.01 Financial Statements And Exhibits
     (b) Pro Forma Financial Information
     Exhibit 99.1 attached hereto and incorporated by reference herein provides unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the six months ended June 30, 2007 and an unaudited pro forma condensed combined balance sheet as of June 30, 2007, in each case giving pro forma effect to:
•	the Company’s pending acquisition of Cholestech;

•	as to the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the six months ended June 30, 2007:
o	the Company’s acquisition of Biosite Incorporated (“Biosite”) in June 2007 and the related financing transactions;

o	the disposition of the Company’s consumer diagnostics business and the related formation of the Company’s 50/50 joint venture with The Procter & Gamble Company (collectively, the “Joint Venture”) in May 2007; and

o	the Company’s acquisition of Instant Technologies, Inc. (“Instant”) in March 2007; and
•	as to the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2006, the Company’s acquisition of the Innovacon business, including the ABON facility (“Innovacon Business”), in March 2006.
     The foregoing pro forma financial statements show separately (a) the combined pro forma effects of the acquisitions of Biosite (including the related financing transactions), Instant and the Innovacon Business, and the establishment of the Joint Venture, all of which transactions have been completed, and (b) the pro forma effect of the pending acquisition of Cholestech, which has not yet been consummated and which remains subject to the satisfaction of various customary closing conditions.
     The Company’s historical balance sheet as of June 30, 2007 reflects the acquisitions of Biosite (including the related financing transactions), Instant and the Innovacon Business, and the establishment of the Joint Venture. The Company’s historical statement of operations for the six months ended June 30, 2007 reflects the results of operations of the Innovacon Business for the entire period.

     (d) Exhibits

Exhibit
Number	Description

99.1	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the six months ended June 30, 2007 and unaudited pro forma condensed combined balance sheet as of June 30, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

BY:	/s/ David Teitel David Teitel
Chief Financial Officer
Dated: September 5, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and the six months ended June 30, 2007 and unaudited pro forma condensed combined balance sheet as of June 30, 2007.